UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
Quarterly Schedule of Portfolio Holdings of
Registered Management Investment Company

Investment Company Act File Number: 811-22215

International Growth and Income Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower,
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: September 30, 2012

Patrick F. Quan
International Growth and Income Fund
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

International Growth and Income Fund ®
Investment portfolio

September 30, 2012
unaudited

Common stocks — 93.08%	Shares	Value (000)

FINANCIALS — 17.35%
Prudential PLC	7,208,148	$93,292
AXA SA	5,478,000	81,588
Toronto-Dominion Bank	675,600	56,345
Agricultural Bank of China, Class H	134,066,000	52,215
BNP Paribas SA	1,037,530	49,305
Sumitomo Mitsui Financial Group, Inc.	1,465,000	45,805
Link Real Estate Investment Trust	8,740,000	41,423
Sampo Oyj, Class A	1,235,000	38,422
Allianz SE	257,150	30,596
United Overseas Bank Ltd.	1,898,550	30,400
HSBC Holdings PLC (Hong Kong)	1,996,196	18,780
HSBC Holdings PLC (United Kingdom)	1,008,896	9,340
ICICI Bank Ltd.	1,385,000	27,802
Industrial and Commercial Bank of China Ltd., Class H	46,744,500	27,610
Fairfax Financial Holdings Ltd.	70,000	27,078
Westfield Group	2,565,000	27,032
Mizuho Financial Group, Inc.	14,920,000	24,280
Bank of Nova Scotia	429,000	23,529
Sun Hung Kai Properties Ltd.	1,500,000	21,976
QBE Insurance Group Ltd.	1,500,000	20,150
FirstRand Ltd.	5,815,000	19,486
Sanlam Ltd.	4,210,000	19,004
Grupo Financiero Santander México, SAB de CV, Class B (ADR)1	1,260,000	17,262
Itaú Unibanco Holding SA, preferred nominative	1,096,400	16,544
SEGRO PLC	4,485,000	16,426
Bank of the Philippine Islands	8,000,000	15,304
ING Groep NV, depository receipts1	1,730,000	13,670
China Life Insurance Co. Ltd., Class H	3,800,000	10,977
AIA Group Ltd.	2,837,600	10,576
Société Générale1	333,062	9,459
Banco Bilbao Vizcaya Argentaria, SA	869,491	6,830
		902,506

CONSUMER STAPLES — 11.45%
British American Tobacco PLC	1,727,000	88,669
Unilever NV, depository receipts	2,306,200	81,587
Shoprite Holdings Ltd.	3,585,000	72,510
Anheuser-Busch InBev NV	713,000	60,628
Nestlé SA	775,000	48,865
Kimberly-Clark de México, SAB de CV, Class A	15,087,900	36,044
Tesco PLC	6,351,000	34,048
Casino, Guichard-Perrachon SA	341,000	30,188
Coca-Cola Amatil Ltd.	1,703,988	23,968
Imperial Tobacco Group PLC	537,000	19,875
Wesfarmers Ltd.	500,000	17,769
Coca-Cola Hellenic Bottling Co. SA	934,000	17,427
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	435,000	16,647
Pernod Ricard SA	135,660	15,221
ITC Ltd.	2,475,000	12,782
China Yurun Food Group Ltd.1	10,000,000	7,170
Grupo Modelo, SAB de CV, Series C	697,400	6,287
AMOREPACIFIC Corp.	5,800	6,158
		595,843

INDUSTRIALS — 11.31%
Siemens AG	698,500	69,663
Schneider Electric SA	1,103,032	65,281
Wolseley PLC	1,122,200	47,876
SGS SA	23,000	47,247
Andritz AG	726,000	41,115
Marubeni Corp.	6,210,000	39,628
Kubota Corp.	3,380,000	34,216
Qantas Airways Ltd.1	27,030,000	34,207
Singapore Technologies Engineering Ltd	10,529,000	30,372
Meggitt PLC	4,700,000	29,971
Vallourec SA	700,000	29,640
CCR SA, ordinary nominative	3,013,800	27,280
Geberit AG	118,000	25,658
ASSA ABLOY AB, Class B	783,500	25,430
Aggreko PLC	370,000	13,819
Ryanair Holdings PLC (ADR)1	360,000	11,610
Orkla AS	1,207,800	9,173
Mitsubishi Corp.	333,100	6,057
		588,243

CONSUMER DISCRETIONARY — 9.96%
Virgin Media Inc.	1,815,000	53,434
SJM Holdings Ltd.	19,700,000	42,835
Bayerische Motoren Werke AG	583,000	42,636
Toyota Motor Corp.	1,090,000	42,460
Wolters Kluwer NV	2,007,535	37,742
ProSiebenSAT.1 Media AG, nonvoting preferred	1,360,000	34,263
Industria de Diseño Textil, SA	236,500	29,367
SES SA, Class A (FDR)	1,075,000	29,238
Intercontinental Hotels Group PLC	1,099,000	28,749
Naspers Ltd., Class N	455,000	28,152
H & M Hennes & Mauritz AB, Class B	735,000	25,534
Wynn Macau, Ltd.	8,558,000	23,122
Hyundai Mobis Co., Ltd.	75,000	20,953
Volkswagen AG, nonvoting preferred	87,000	15,870
MGM China Holdings Ltd.	7,723,200	13,367
Daimler AG	266,000	12,875
OPAP SA	2,199,400	11,305
Cie. Financière Richemont SA, Class A, non-registered shares	147,000	8,815
Mediaset SpA	4,580,000	8,599
Christian Dior SA	61,000	8,184
Tata Motors Ltd., Class A (DVR)	146,245	447
		517,947

ENERGY — 9.20%
Royal Dutch Shell PLC, Class B	4,234,000	150,279
TOTAL SA	2,602,600	129,097
Crescent Point Energy Corp.	1,640,000	72,616
Enbridge Inc.	1,456,670	56,898
Saipem SpA, Class S	575,700	27,646
Oil Search Ltd.	2,757,735	21,226
Keyera Corp.	310,000	15,022
YPF Sociedad Anónima, Class D (ADR)	470,000	6,110
		478,894

MATERIALS — 7.61%
L’Air Liquide SA, bonus shares2	384,458	47,651
L’Air Liquide SA, non-registered shares	111,053	13,764
Orica Ltd.	2,257,348	58,234
Fletcher Building Ltd.	9,597,000	55,439
BASF SE	549,000	46,316
Amcor Ltd.	5,125,000	41,254
Impala Platinum Holdings Ltd.	1,846,352	30,835
Syngenta AG	80,800	30,198
K+S AG	394,400	19,394
PT Semen Gresik (Persero) Tbk	12,680,000	19,146
Linde AG	107,046	18,433
Givaudan SA	16,300	15,468
		396,132

UTILITIES — 7.14%
National Grid PLC	10,988,270	121,191
Power Assets Holdings Ltd.	12,028,000	102,146
GDF SUEZ	4,311,499	96,405
Glow Energy PCL	9,200,000	19,802
CLP Holdings Ltd.	1,550,000	13,173
Snam SpA	2,798,398	12,406
E.ON AG	275,000	6,525
		371,648

HEALTH CARE — 6.71%
Novartis AG	1,808,200	110,645
Sanofi	650,683	55,479
Sonic Healthcare Ltd.	2,303,603	32,378
GlaxoSmithKline PLC	1,350,000	31,119
CSL Ltd.	610,000	29,107
Roche Holding AG	119,300	22,287
AstraZeneca PLC (United Kingdom)	440,000	20,996
Novo Nordisk A/S, Class B	130,000	20,537
Smith & Nephew PLC	1,520,000	16,777
Bayer AG	115,000	9,876
		349,201

INFORMATION TECHNOLOGY — 5.90%
Taiwan Semiconductor Manufacturing Co. Ltd.	35,271,506	108,052
Quanta Computer Inc.	18,249,835	48,499
Nintendo Co., Ltd.	373,400	47,321
Samsung Electronics Co. Ltd.	24,000	29,065
ASM Pacific Technology Ltd.	2,386,000	28,232
Keyence Corp.	72,600	18,606
Canon, Inc.	509,000	16,273
ASML Holding NV	200,000	10,689
		306,737

TELECOMMUNICATION SERVICES — 5.69%
Taiwan Mobile Co., Ltd.	13,205,000	48,201
América Móvil, SAB de CV, Series L	22,060,000	28,175
América Móvil, SAB de CV, Series L (ADR)	662,000	16,841
Koninklijke KPN NV	3,888,551	29,712
Vodafone Group PLC	8,762,052	24,867
Advanced Info Service PCL	3,170,500	22,043
France Télécom SA	1,525,800	18,407
BT Group PLC	4,594,000	17,114
Telefónica Czech Republic, AS2	842,000	17,028
Total Access Communication PCL	5,233,800	15,729
Swisscom AG	37,000	14,871
HKT Trust, units	11,845,000	10,052
SOFTBANK CORP.	236,400	9,572
Hellenic Telecommunications Organization SA1	2,470,200	9,237
Bell Aliant Inc.	280,000	7,773
Portugal Telecom, SGPS, SA	1,280,000	6,328
		295,950

MISCELLANEOUS — 0.76%
Other common stocks in initial period of acquisition		39,592

Total common stocks (cost: $4,225,781,000)		4,842,693

Preferred stocks — 0.26%

FINANCIALS — 0.26%
HSBC Holdings PLC, Series 2, 8.00%	472,795	13,430

Total preferred stocks (cost: $12,000,000)		13,430

Convertible securities — 0.16%

MISCELLANEOUS — 0.16%
Other convertible securities in initial period of acquisition		8,153

Total convertible securities (cost: $7,381,000)		8,153

	Principal amount
Bonds & notes — 1.43%	(000)

FINANCIALS — 0.67%
Oversea-Chinese Banking Corp., junior subordinated 4.00% (undated)	$ S19,000	15,605
Société Générale, junior subordinated 6.999% (undated)3	€6,200	6,852
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)3,4	$5,410	6,817
Westfield Group 5.40% 20124	175	175
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	430	464
Westfield Group 5.70% 20164	4,540	5,129
		35,042

TELECOMMUNICATION SERVICES — 0.41%
Hellenic Telecommunications Organization SA 4.625% 2016	€21,200	19,108
Digicel Group Ltd. 12.00% 20144	$2,000	2,270
		21,378

CONSUMER STAPLES — 0.31%
British American Tobacco International Finance PLC 8.125% 20134	$12,159	$13,085
British American Tobacco International Finance PLC 9.50% 20184	2,000	2,792
		15,877

CONSUMER DISCRETIONARY — 0.04%
DaimlerChrysler North America Holding Corp. 6.50% 2013	1,990	2,119

Total bonds & notes (cost: $64,815,000)		74,416

Short-term securities — 5.27%

Freddie Mac 0.12%–0.17% due 10/22/2012–2/4/2013	72,500	72,471
Svenska Handelsbanken Inc. 0.21%–0.215% due 12/19/20124	43,400	43,378
Fannie Mae 0.18% due 7/1/2013	25,700	25,670
Federal Home Loan Bank 0.145% due 12/5/2012	25,000	24,996
Federal Farm Credit Banks 0.18% due 12/28/2012	25,000	24,993
U.S. Treasury Bill 0.14% due 12/13/2012	19,000	18,997
GlaxoSmithKline Finance PLC 0.13% due 10/11/20124	15,000	14,999
Toronto-Dominion Holdings USA Inc. 0.16% due 10/19/20124	14,400	14,399
E.I. duPont de Nemours and Co. 0.15% due 10/22/20124	14,000	13,999
BHP Billiton Finance (USA) Limited 0.17% due 10/29/20124	11,700	11,697
Straight-A Funding LLC 0.18% due 11/1/20124	6,000	5,999
Thunder Bay Funding, LLC 0.21% due 10/22/20124	1,900	1,900
Barclays U.S. Funding Corp. 0.05% due 10/1/2012	700	700

Total short-term securities (cost: $274,181,000)		274,198

Total investment securities (cost: $4,584,158,000)		5,212,890
Other assets less liabilities		(10,350)

Net assets		$5,202,540

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $64,679,000, which represented 1.24% of the net assets of the fund. This amount includes $17,028,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $137,103,000, which represented 2.64% of the net assets of the fund.

Valuation disclosures

Capital Research and Management Company (ÒCRMCÓ), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the ÒFair Valuation CommitteeÓ) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2012 (dollars in thousands):

	Investment securities

	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$902,506	$—	$—	$902,506
Consumer staples	595,843	—	—	595,843
Industrials	588,243	—	—	588,243
Consumer discretionary	517,947	—	—	517,947
Energy	478,894	—	—	478,894
Materials	348,481	47,651	—	396,132
Utilities	371,648	—	—	371,648
Health care	349,201	—	—	349,201
Information technology	306,737	—	—	306,737
Telecommunication services	278,922	17,028	—	295,950
Miscellaneous	39,592		—	39,592
Preferred stocks	—	13,430	—	13,430
Convertible securities	—	8,153	—	8,153
Bonds & notes	—	74,416	—	74,416
Short-term securities	—	274,198	—	274,198
Total	$4,778,014	$434,876	$—	$5,212,890

*Securities with a market value of $4,153,510,000, which represented 79.84% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$885,041
Gross unrealized depreciation on investment securities	(259,200)
Net unrealized appreciation on investment securities	625,841
Cost of investment securities for federal income tax purposes	4,587,049

Key to abbreviations and symbols

ADR = American Depositary Receipts
DVR = Differential Voting Rights
FDR = Fiduciary Depositary Receipts
€ = Euros
S$ = Singapore dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-034-1112O-S32894

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 28, 2012

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 28, 2012